                                                                    EXHIBIT 10.9

                                 AVANTGO, INC.

                            1997 STOCK OPTION PLAN

                         NOTICE OF STOCK OPTION GRANT
                         ----------------------------

Thomas Hunter

     You have been granted an option to purchase Common Stock ("Common Stock")
                                                                ------------
of AvantGo, Inc. (the "Company") as follows:
                       -------

     Board Approval Date:               September 21, 199

     Date of Grant (Later of Board
            Approval Date or
            Commencement of
            Employment/Consulting):     September 21, 1999

     Vesting Commencement Date:         August 16, 1999

     Exercise Price Per Share:          $1.75

     Total Number of Shares Granted:    293,500

     Total Exercise Price:              $513,625

     Type of Option:                      X   Incentive Stock Option ("ISO")
                                        -----                          ---
                                        _____ Nonstatutory Stock Option ("NSO")
                                                                          ---

     Term/Expiration Date:              ((ExpirationDate))

     Vesting Schedule:                  This Option may be exercised
                                        immediately, in whole or in part, and
                                        shall vest in accordance with the
                                        following schedule: 25% of the Shares
                                        subject to the Option shall vest on the
                                        twelve (12) month anniversary of the
                                        Vesting Commencement Date and 1/48 of
                                        the total number of Shares subject to
                                        the Option shall vest on the 16th of
                                        each month thereafter.

     Termination Period:                This Option may be exercised for 45 days
                                        after termination of employment or
                                        consulting relationship except as set
                                        out in Sections 6 and 7 of the Stock
                                        Option Agreement (but in no event later
                                        than the Expiration Date).

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1997 Stock Option Plan and the Stock Option Agreement, both of which are attached and made a part of this document.


Thomas Hunter:                          AvantGo, Inc.:


/s/ Thomas Hunter                       By: /s/ Linus Upson
-------------------------------             ---------------------------------
Signature

Thomas Hunter                           Linus Upson, President
-------------------------------         -------------------------------------
Print Name                              Print Name and Title

                                      -2-